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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 6, 1997

                          MICROTEL INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                  1-10346                     77-0226211
     --------                  -------                     ----------

State or Other            Commission File             IRS Employer
Jurisdiction of           Number                      Identification No.
Incorporation or
Organization

4290 East Brickell Street
Ontario, California                                           91761
------------------------------                               --------
Address of Principal Executive Offices                       Zip Code


       Registrant's telephone number, including area code: (909) 391-4321
                                                           ---------------


           2040 Fortune Drive, Suite 102, San Jose, California 95131
          -----------------------------------------------------------

          Former name or former address, if changed since last report





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Item 5.  Other Events.

         Receipt of Major Order. MicroTel International, Inc. (the "Company") announced that the Company's wholly-owned subsidiary, CXR Telecom Corp., received a $2.3 million order for its Integrated Remote Test Node System from AT&T Corp.'s Network and Computing Services Division. Details are more fully described in the attached press release.





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                                  NEWS RELEASE


FOR:     MICROTEL INTERNATIONAL, INC.
         4290 East Brickell Street
         Ontario, CA 91761
         Company Contact: Barry E. Reifler VP Finance/CFO
         (408) 435-8520
         NASDAQ Symbol: MCTL


FOR IMMEDIATE RELEASE

                MICROTEL ANNOUNCES $2.34 MILLION ORDER OF TELECOM
                               EQUIPMENT FROM AT&T

         ONTARIO, CA - May 6, 1997 - MICROTEL INTERNATIONAL, INC. (NASDAQ: MCTL) announced today that the AT&T Network and Computing Services Division (AT&T:NYSE:T) has awarded its CXR Telecom subsidiary a $2.34 Million order for its Integrated Remote Test Node System. This equipment will be used for the automated performance evaluation of AT&T's network, in support of the expansion of AT&T's services into local markets.

         MicroTel management expects increased demand for its test equipment product line as competition for telephone services in the U.S. heats up in response to the Telecommunications Bill of 1996. The Bill deregulates the U.S. telephone market, allowing unfettered entry of long distance carriers, local telephone companies and cable operators into each other's markets.

         MicroTel, through its wholly-owned subsidiaries CXR Telecom Corporation, based in San Jose, California, and CXR S.A., based in Paris, France, designs, manufactures and markets electronic transmission test instruments and data communications equipment to the telecommunications industry, including telephone companies, interconnect carriers, private networks, banks, brokerage firms and government agencies. MicroTel's wholly owned subsidiary XIT Corporation, with vertically integrated operations in the U.S., England, and Japan, designs, manufactures and markets information technology products, including display and input components, subsystem assemblies, printed circuits, and hybrid microelectronic circuits for the international telecommunications, medical industrial and military/aerospace markets.

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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          MICROTEL INTERNATIONAL, INC.


                          By: /s/ Carmine T. Oliva
                              --------------------------------------
                              Carmine T. Oliva
                              President and Chief Executive Officer


Date:  May 21, 1997





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